   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 5, 1998
===============================================================================
                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENDANT CORPORATION
                           -------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------

     (4) Proposed maximum aggregate value of transactions:
                                                          ---------------------

     (5) Total fee paid.

------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

     (3) Filing Party:

     ------------------------------------------------------------------------

     (4) Date Filed:

     ------------------------------------------------------------------------

===============================================================================

    Cendant submitted letters to the state insurance commissioners of Georgia, New York and South Carolina on March 5, 1998 reaffirming Cendant's contention that, pursuant to certain contracts and agreements entered into between AIG and American Bankers and certain members of its management, AIG and those persons controlling AIG are currently in control over American Bankers without having obtained prior insurance regulatory approval in violation of the applicable insurance statutes.

                     [Troutman Sanders LLP Letterhead]

                               March 5, 1998

Honorable John W. Oxendine
Insurance and Fire Safety Insurance Commissioner
7th Floor - West Tower
2 Martin Luther King Jr., Drive
Atlanta, Georgia 30334



       Re:  Application of American Insurance Group, Inc.
            to Acquire Control of American Bankers
            Insurance Group, Inc.
            ---------------------------------------------

Dear Commissioner Oxendine:

      We understand that counsel to American Insurance Group, Inc. ("AIG") professes to have "concluded" that the detailed analysis in our February 24, 1998 letter to you -- which supported a conclusion that AIG and those persons controlling AIG are in control over American Bankers Insurance Group, Inc. ("American Bankers") by virtue of the various contracts and agreements between American Bankers and AIG in violation of the provisions of O.C.G.A.
Section 33-13-3 -- is "wrong" and "unworthy" of your consideration". AIG's dismissive attitude toward its own improper conduct reflects corporate arrogance. The absence of any substantive response is astounding given the opportunity AIG has had to create one. But, given its own assertion that holding revocable proxies of more than ten percent of American Bankers shares on a single issue vote constitutes "control", the lack of any response is unbecoming. AIG has failed to provide any analysis in support of its "conclusion". Rather, AIG has merely "concluded" that Cendant is wrong. In an attempt perhaps to obfuscate the control issue raised by Cendant, AIG has also resorted to its current practice of mudslinging.

      Cendant continues to believe that AIG and those persons controlling
AIG are in control over American Bankers by virtue of the various contracts and agreements between American Bankers and AIG in violation of the provisions of O.C.G.A. Section 33-13-3. Accordingly, on behalf of Cendant, we reiterate Cendant's request that your Department immediately take all appropriate regulatory action to enforce Georgia Law and to require AIG and those persons controlling AIG to renounce, waive or otherwise relinquish each of the control provisions in the contracts and agreements with American Bankers described in our February 24 letter.


                                                 Very truly yours,

                                                 /s/ Martin M. Wilson
                                                     Martin M. Wilson

          [Skadden, Arps, Slate, Meagher & Flom LLP Letterhead]

                                                                 March 5, 1998

Honorable Neil D. Levin
Superintendent of Insurance
New York State Department of Insurance
25 Beaver Street
New York, NY 10004-2319

Attention: Mr. Martin Carus, Assistant Deputy
           Superintendent/Chief Examiner


       Re:  Application of American Insurance Group, Inc.
            to Acquire Control of American Bankers
            Insurance Group, Inc.
            ---------------------------------------------

Dear Superintendent Levin:

      We understand that in-house counsel to American Insurance Group, Inc. ("AIG") professes to have "concluded" that the detailed analysis in our February 24, 1998 letter to you -- which supported a conclusion that AIG and those persons controlling AIG are in control over American Bankers Insurance Group, Inc. ("American Bankers") by virtue of the various contracts and agreements between American Bankers and AIG without the requisite approval in violation of the provisions of New York Insurance
Law Section 1506 -- is "wrong" and "unworthy of your consideration".
AIG's dismissive attitude toward its own improper conduct reflects corporate arrogance. The absence of any substantive response is astounding given the opportunity AIG has had to create one. But, given its own assertion that holding revocable proxies of more than ten percent of American Bankers shares on a single issue vote constitutes "control", the lack of any response is unbecoming. AIG has failed to provide any analysis in support of its "conclusion". Rather, AIG has merely "concluded" that Cendant is wrong.
In an attempt perhaps to obfuscate the control issue raised by Cendant, AIG has also resorted to its current practice of mudslinging.

      Cendant continues to believe that AIG and those persons controlling
AIG are in control over American Bankers by virtue of the various contracts and agreements between American Bankers and AIG without the requisite approval in violation of the provisions of New York Insurance Law Section 1506. Accordingly, on behalf of Cendant, we reiterate Cendant's request that your Department immediately take all appropriate regulatory action to enforce your statutes and to require AIG and those persons controlling AIG to renounce, waive or otherwise relinquish each of the control provisions in the contracts and agreements with American Bankers described in our February 24, 1998 letter.


                                                 Very truly yours,


                                                 /s/ Robert J. Sullivan
                                                 -----------------------
                                                 Robert J. Sullivan
cc: Ms. Lorraine Gash
    Supervisor
    Mr. Frederick Bodinger
    Associate Examiner

           [Turner, Padget, Graham & Laney, P.A. letterhead]

                            March 5, 1998

HAND DELIVERY
-------------

Honorable Lee P. Jedziniak
Director of Insurance
S.C. Department of Insurance
1612 Marion Street
Columbia, S.C. 29202

       Re:  Application of American Insurance Group, Inc.
            to Acquire Control of American Bankers
            Insurance Group, Inc.
            ---------------------------------------------

Dear Director Jedziniak:

      We understand that counsel to American Insurance Group, Inc. ("AIG") professes to have "concluded" that the detailed analysis in our February 24, 1998 letter to you -- which supported a conclusion that AIG and those persons controlling AIG are in control over American Bankers Insurance Group, Inc. ("American Bankers") by virtue of the various contracts and agreements between American Bankers and AIG in violation of the provisions of Section 38-21-60 -- is "wrong" and "not worthy of your consideration". AIG's dismissive attitude toward its own improper conduct reflects corporate arrogance. The absence of any substantive response is astounding given the opportunity AIG has had to create one. But, given its own assertion that holding revocable proxies of more than ten percent of American Bankers shares on a single issue vote constitutes "control", the lack of any response is unbecoming. AIG has failed to provide any analysis in support of its "conclusion". Rather, AIG has merely "concluded" that Cendant is wrong. In an attempt to perhaps obfuscate the control issue raised by Cendant, AIG has also resorted to its current practice of mudslinging.

      Cendant continues to believe that AIG and those persons controlling
AIG are in control over American Bankers by virtue of the various contracts and amendments between American Bankers and AIG in violation of the provisions of Sections 38-21-10(2) and 38-21-60. Accordingly, on behalf of Cendant, we reiterate Cendant's request that your Department immediately take all appropriate regulatory action to enforce your statutes and to require AIG and those persons controlling AIG to renounce, waive or otherwise relinquish each of the control provisions in the contracts and agreements with American Bankers described in our February 24, 1998 letter.


                                          Very truly yours,

                                          TURNER, PADGET, GRAHAM & LANEY, P.A.



                                           /s/ Thomas C. Salane
                                           -----------------------------
                                           Thomas C. Salane


TCS\nac

cc: Gwendolyn L. Fuller, Esq.
    General Counsel
    South Carolina Department of Insurance